SoFi Enhanced Yield ETF
Schedule of Investments
November 30, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 64.8%		Par	Value
United States Treasury Note/Bond
3.88%, 03/31/2025 (a)		$10,209,500	$10,190,287
3.00%, 07/15/2025 (a)		10,272,000	10,188,054
TOTAL U.S. TREASURY SECURITIES (Cost $20,333,371)			20,378,341

PURCHASED OPTIONS - 4.3%	Notional Amount	Contracts
Put Options - 4.3%			$–
S&P 500 Index, Expiration: 12/20/2024; Exercise Price: $5,050.00 (b)(c)	$3,468,618,500	5,750	1,365,625
TOTAL PURCHASED OPTIONS (Cost $3,389,952)			1,365,625

SHORT-TERM INVESTMENTS - 0.2%		Shares
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 4.56% (d)		52,789	52,789
TOTAL SHORT-TERM INVESTMENTS (Cost $52,789)			52,789

TOTAL INVESTMENTS - 69.3% (Cost $23,776,112)			21,796,755
Other Assets in Excess of Liabilities - 30.7%			9,674,625
TOTAL NET ASSETS - 100.0%			$31,471,380
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of November 30, 2024 is $19,986,954 which represented 63.5% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

SoFi Enhanced Yield ETF
Schedule of Written Options
November 30, 2024 (Unaudited)

WRITTEN OPTIONS - (4.7)%	Notional Amount	Contracts	Value
Put Options - (4.7)%
S&P 500 Index, Expiration: 12/20/2024; Exercise Price: $5,100.00 (a)(b)	$(3,468,618,500)	(5,750)	$(1,466,250)
TOTAL WRITTEN OPTIONS (Premiums received $3,682,548)			$(1,466,250)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

SoFi Enhanced Yield ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

SoFi Enhanced Yield ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$20,378,341	$–	$20,378,341
Purchased Options	–	1,365,625	–	1,365,625
Money Market Funds	52,789	–	–	52,789
Total Investments	$52,789	$21,743,966	$–	$21,796,755

Liabilities:
Investments:
Written Options	$–	$(1,466,250)	$–	$(1,466,250)
Total Investments	$–	$(1,466,250)	$–	$(1,466,250)

Refer to the Schedule of Investments for further disaggregation of investment categories.